VIA EDGAR

April 5, 2018

Ms. Valerie J. Lithotomos
Senior Counsel
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

RE:	ABS Long/Short Strategies Fund (“Fund”) File No. 811-23079

Dear Ms. Lithotomos:

On behalf of the Fund, transmitted herewith for filing with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), is a Registration Statement on Form N-2 (the “Registration Statement”).

The reason for the filing of the Registration Statement is to register additional shares of the Fund.

We have made few changes from an amendment to a prior registration statement that you previously reviewed and declared effective on August 30, 2017.  For your convenience, we have filed as correspondence a redlined comparison showing the differences between the prior amendment and this Registration Statement.  Given the limited nature and substance of the changes, we would greatly appreciate your selective review of this Registration Statement.  The Fund now anticipates receiving a previously unexpected subscription on May 1 and does not have enough unsold registered shares to satisfy the entire anticipated subscription.  Thus, if at all possible, we would appreciate being effective by May 1, 2018.  We understand that will have to file an amendment in the next couple of months to incorporate the Fund’s April 30, 2018 financial statements.  Due to the age of the current financials, we have included interim financials in the Registration Statement.

Thank you for your assistance.  If you should have any questions regarding the enclosed information, please contact me directly at (207) 228-7182.

Kind regards,

Edward C. Lawrence